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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-50857



                        SUPPLEMENT TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
                              DATED JUNE 30, 1998


     The following sentence is added to the end of the footnote to the "Summary of Fund Expenses" table appearing at page 3 of the Prospectus and to the end of the sixth paragraph under the heading "The Fund and its Management" appearing on page 5 of the Prospectus:

   The Investment Manager has undertaken, from July 1, 1999 through December 31, 1999, to continue to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement to the extent they exceed 0.80% of the Fund's daily net assets.



June 17, 1999